UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 1, 2004



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



               DELAWARE                 0-26071              06-1447017
    (State or Other Jurisdiction      (Commission         (I.R.S. Employer
           of incorporation)          File Number)       Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events and Regulation FD Disclosure.

The following announcement relating to the Registrant's equity offering was made of June 1, 2004:

         EDGAR Online Raises $5.48 Million in Public Offering

    NORWALK, Conn.--(BUSINESS WIRE)--June 1, 2004--EDGAR(R) Online(R), Inc. (NASDAQ: EDGR), a financial information company specializing in making complex regulatory reporting by public companies actionable and easy-to-use, announced today that it has completed a public offering of 2,875,000 units, including 375,000 over-allotment units, raising $5,480,000 in gross proceeds. Each Unit consists of two shares of Common Stock and one Warrant to purchase Common Stock. The Units were sold at the price of $2.00 per Unit. Of the 750,000 shares included in the over-allotment option, 300,000 shares were supplied by a selling stockholder.
    The Warrants purchased as part of the Unit will trade independently on the Nasdaq National Market under the symbol EDGRW. The Common Stock continues to trade on the Nasdaq National Market under the symbol EDGR.
    Paulson Investment Company, Inc. served as lead manager for this offering.
    A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

    About EDGAR(R) Online(R), Inc.

    EDGAR Online, Inc. (http://www.edgar-online.com) is a financial information company specializing in making complex regulatory reporting by public companies actionable and easy-to-use. The Company makes financial information and a variety of analysis tools available via online subscriptions and licensing agreements to professionals in financial institutions, corporations and law firms.
    "Forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 may be included in this news release. These statements relate to future events or our future financial performance. These statements are only predictions and may differ materially from actual future events or results. EDGAR Online, Inc. disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Please refer to the documents filed by EDGAR Online, Inc. with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to risks associated with our ability to (i) increase revenues,
(ii) obtain profitability, and (iii) obtain additional financing, changes in general economic and business conditions (including in the online business and financial information industry), actions of our competitors, the extent to which we are able to develop new services and markets for our services, risks in connection with acquisitions, the time and expense involved in such development activities, the level of demand and market acceptance of our services and changes in our business strategies.
    EDGAR(R) is a federally registered trademark of the U.S. Securities and Exchange Commission. EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission.

    CONTACT: EDGAR Online COO and CFO
             Greg Adams, 203-852-5666
             gadams@edgar-online.com

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 1, 2004                   EDGAR ONLINE, INC.

                                        /s/ Susan Strausberg
                                        ------------------------------------
                                        Susan Strausberg
                                        Chief Executive Officer and President